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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - June 30, 1998

                           GENERAL CREDIT CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEW YORK                                 0-28910                            13-3895072
  -------------------------                   ----------------                   ------------------
   (State or other juris-                     (Commission File                     (IRS Employer
  diction of incorporation)                        Number)                       Identification No.)

              370 Lexington Avenue, Suite 2000
                      NEW YORK, NEW YORK                   10017
           ---------------------------------------       ----------
           (Address or principal executive offices)      (zip code)

       Registrant's telephone number, including area code: (212) 697-4441

                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.           OTHER EVENTS

                  General Credit Corporation ("GCC") and its wholly owned subsidiary corporation G. S. Capital Corporation ("GSC"), entered into a Loan and Security Agreement (the "Agreement") dated as of June 30, 1998 with Sterling National Bank ("Sterling"). Pursuant to the Agreement, Sterling agreed to provide GCC and GSC a revolving line of credit in the amount not to exceed $3,600,000 through June 30, 1999 provided, among other things, that the all third party checks purchased by GCC and GSC be deposited in GCC's demand deposit account established by GCC with Sterling. Borrowings under the Agreement bear interest at Sterling's prime rate plus 3.25%. The Agreement contains covenants that, among other things, require GCC to maintain certain bank account balances at Sterling and impose restrictions on GCC's ability to incur future indebtedness, sell assets and change its capital structure. The repayment obligations of GCC and GSC under the Agreement are secured by a security interest in favor of Sterling of substantially all of the assets of GCC and GSC.

                  In connection with the execution of the Agreement, GCC agreed to grant to Sterling warrants to purchase an aggregate of 100,000 shares of GCC's Common Stock at an exercise price of $2.25 per share, issuable upon terms and conditions as referenced in the Agreement.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of businesses acquired

                           None



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                  (b)      Pro forma financial information

                           None

                  (c)      Exhibits

                           10.1 Loan and Security Agreement dated as of June 30, 1998 among Sterling National Bank, General Credit Corporation and G.S.
                                    Capital Corporation.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                      [THIS SPACE INTENTIONALLY LEFT BLANK]




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                GENERAL CREDIT CORPORATION
                                                (Registrant)




Date: July 21, 1998                             By: /s/ Irwin Zellermaier
                                                    ---------------------------
                                                        Irwin Zellermaier,
                                                        Chief Executive Officer





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